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                                                                   EXHIBIT 10.14

                                      LEASE

                               STURBRIDGE VILLAGE

                                 SHOPPING CENTER

                                     LESSEE

                             CYBERNET HOLDING d/b/a

                  MONTGOMERY CABLEVISION & ENTERTAINMENT, INC.

                                     LESSOR

                         SOUTHERN BOULEVARD CORPORATION


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                                      LEASE

STATE OF ALABAMA )
MONTGOMERY COUNTY)

           THIS LEASE AGREEMENT MADE this 15th day of May, 1997, by and between SOUTHERN BOULEVARD CORPORATION, (hereinafter called "Lessor"), and CYBERNET HOLDING D/B/A MONTGOMERY CABLEVISION & ENTERTAINMENT, INC., (hereinafter called "Lessee").

                                   WITNESSETH

In consideration of the rents, covenants and agreements provided for and contained in this Lease Agreement, Lessor does hereby lease unto Lessee and Lessee does hereby lease from Lessor the following identified premises in the City of Montgomery, Alabama subject to the terms and conditions hereinafter set out;

1. PREMISES. That certain store space located in the Sturbridge Village identified for convenience purposes as Unit 5 (front 1/2), Unit 6 and 7, thereof, containing 3,000 +/- square feet, and more particularly outlined in red on the attached Exhibit "A" which is a general plot plan of subject shopping center and which plot plan with leased premises specifically outlined thereon, is made a part of this Lease Agreement by reference. Said space shall hereinafter be referred to as the "Premises" or "Leased Premises".

2. PERMITTED USE. The premises shall be used only as a customer service and administrative office for Lessee, a provider of cable and other communications services.

3. LEASE TERM. The term of this Lease will be for exactly Five (5) calendar years, commencing thirty (30) days after the Lessor delivers possession of the Premises to the Lessee or when the Lessee opens for business, whichever occurs first.

4. BASE RENT. The base rent for the first 3 years of the original term will be Thirty-two Thousand Two Hundred fifty and 00/100 Dollars ($32,250.00) per year, payable monthly, in advance, on the first day of each month at the rate of $2,687.50 per month. Years 4 and 5 shall be adjusted by the Consumer Price Index in the manner provided in Paragraph 5.

5. OPTION. In addition to the original term stated in Paragraph 3, above, the Lessee shall have the right, privilege and option to extend this Lease for one additional three (3) year option term, subject to the other provisions relating to notice and rent hereinafter provided for. In order for Lessee to exercise these option rights, Lessee must give to Lessor, written notice of Lessee's intention to exercise its option to extend the lease term, which notice must be delivered to Lessor at least one hundred and eighty (180) days prior to expiration of base term. Notice given after said date will be ineffective to exercise the option rights granted herein. During each rental year following the Third rental year of the initial lease term and including any rental year of any option period, Lessee covenants and agrees to pay to Lessor, as the base rental, a sum determined by taking the first year's rent and multiplying it by a fraction the denominator of such fraction to be the index number of the Consumer Price Index seasonally adjusted U. S. City Average for all items for all urban consumers published monthly in the Monthly Labor Review of the Bureau of Labor Statistics of the United States of Labor for the month immediately preceding the first month of the original lease term and the numerator shall be said index number for the second month preceding


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the end of each lease year. The base rent is specifically to be adjusted for each such lease year, but in no event shall the base rent be less than that paid in the preceding lease year.

Should the Consumer Price Index be discontinued, then an equivalent number shall be used, if available, and if not, the parties will re-negotiate the rent for the option period.

           SECURITY DEPOSIT. Concurrently with Lessee's execution of this Lease, Lessee shall deposit with Landlord a security deposit of N/A ( N/A ). Said sum shall be held by Lessor as a Security Deposit for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease to be kept and performed by Lessee hereunder, throughout the entire term of this Lease. If Lessee defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent and any of the monetary sums due herewith, Lessor may (but shall not be required to) apply the Security Deposit towards the past due rent or charges; or, Lessor may use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said Deposit is so used or applied, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount. Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on such Deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Lessee, (or, at Lessor's option, to the last assignee of Lessee's interests hereunder) at the expiration of the Lease term and after Lessee has vacated the Premises. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said Deposit to Lessor's successor in interest, whereupon Lessee agrees to release Lessor from all liability for the return of such Deposit or the account therefor. Lessee shall not have the right to apply the Security Deposit in payment of the last month's rent.

6. DEMISE. The Lessor hereby leases and demises the Leased Premises and no other parts of the shopping center, to the Lessee subject to all of the terms and provisions of this Lease, specifically including but not limited to the provisions regarding permitted use, and subject to all other terms and conditions herein contained and subject to all liens, encumbrances, easements, restrictions, zoning laws and governmental or regulations affecting the shopping center or the Leased Premises. The Leased Premises shall include only the specific space granted in this Lease and Lessor specifically excepts and reserves for itself, the roof, air space above the roof, space below the floor, exterior portions of the Leased Premises other than the specific store front for the Leased Premises, and the right (but not the obligation) to install, maintain, use, repair and replace all pipes, ductwork, conduits, utility lines, wires, and other similar items within the Leased Premises. Lessor also specifically excepts and reserves unto itself all other parts of the shopping center site, including out parcels, parking areas, driveways, and undesignated use areas of the shopping center, subject to the rights of Lessee and Lessee's customers to use a portion of the common areas, subject to the terms and provisions of the following paragraph.

7. USE OF COMMON AREAS. The use and occupation by Lessee of the premises shall include a revocable license to use in common with the others entitled thereto the common areas, as same may be designated from time to time by the Lessor, subject, however, to the terms and conditions of this Lease and to rules and regulations for the use thereof as prescribed from time to time by the Lessor. The purpose of the Site Plan is to show the approximate location of the premises. The term "Common Areas" as used in this Lease shall mean all facilities furnished by Lessor from time to time for the nonexclusive use of the occupants of the shopping center, their officers, agents; employees and customers, which facilities may include, but are not limited to, the parking areas, drives, sidewalks, walkways, service areas, roadways, loading platforms, drainage and plumbing systems, roof, canopies, ramps, landscaped areas and other similar facilities as they may from time to time exist. Lessor reserves the right to alter at any time the size, scope and


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configuration of the shopping center and all or any portions of the common areas including but not limited to the right to construct other buildings or improvements in the shopping center, to construct double-deck or elevated parking facilities, to relocate the building, automobile parking areas and other common areas, to change the number of buildings and buildings' dimensions, the identify and type of other stores and tenancies provided only that the size of the Leased Premises and access to the Leased Premises shall not be materially adversely impaired. Lessor further reserves the right to grant to others the right to use the common areas of the shopping center. Lessor shall have no obligation to permit any of the common areas to be operated beyond the hours established by Lessor. All common areas not within the premises, which Lessee may be permitted to use, are to be used under a revocable license, and if the amount of the common areas be diminished, Lessor shall not be subject to any liability and Lessee shall not be entitled to any compensation or diminution or abatement of rent, except as may be expressly provided elsewhere herein, nor shall such use or diminution of the common areas be deemed constructive or actual eviction.

8. CONSTRUCTION/POSSESSION. Lessor and Lessee hereby agree that Lessee's taking possession of the premises shall be deemed conclusive evidence of Lessee's acceptance of the premises in satisfactory condition and in full compliance with all covenants and obligations of Lessor in connection therewith. Lessee agrees that it will accept possession of the premises in an "as is" condition and that no representations or inducements respecting the condition of the premises have been made to Lessee by Lessor or its authorized representatives. Similarly, Lessee acknowledges that no promises to decorate, alter, repair or improve the premises, either before or after execution hereof, have been made by Lessor or its authorized representative, except as agreed to in writing by the parties and in accordance with the attached Exhibit "C" to this lease, which by reference is made a part of this lease Agreement, reflecting the exact work to be performed. Lessee further agrees that no representations have been made to it that any other tenants will lease or will continue to lease space within the shopping center or that Lessee has any exclusive right to sell merchandise of any type and character, except as may be expressly provided elsewhere herein. It shall be the Lessee's sole obligation and responsibility to make sure the Leased Premises and the Lessee's use of the Leased Premises comply in all regards to the requirements of The Americans With Disabilities Act. If the Leased Premises and the Lessee's use of the Leased Premises does not so comply then such failure to comply shall constitute a default and breach of this Lease by the Lessee.

9. QUIET ENJOYMENT. Lessor covenants that Lessee, upon paying all sums due from Lessee to Lessor hereunder and performing and observing all of Lessee's obligations under this Lease, shall, subject to the provisions hereof, peacefully and quietly have, hold and enjoy the premises throughout the Lease Term without interference by the Lessor, subject, nevertheless, to the other terms and provisions of this Lease.

10. STATEMENT OF LEASE TERM. Upon Lessors request, Lessee shall execute and deliver a written statement furnished by Lessor in recordable form specifying the rental commencement date and termination date of the Lease Term.

11. ADDITIONAL RENT. In addition to the base rental referred to hereinabove, Lessee will be responsible for additional rent covering Lessee's proportionate share of Lessor's expenses for taxes, insurance, and common area maintenance. Lessor will provide Lessee with a written statement of said additional rent calculation reflecting Lessee's proportionate share of same, as soon as reasonably possible after January 1st of each respective lease year or option year.

           a. Lessee's pro rata responsibility will be calculated comparing the Leased Premises to the over all leasable area of the shopping center. Said responsibility will be a fraction, expressed as a percentage, using the total leasable area of the shopping center as the denominator of the fraction and the total area of Lessee's Leased Premises hereunder as the numerator of the fraction.


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           b. Additional rent will include all taxes and assessments relating to the shopping center of which the Leased Premises are a part, including any ad valorem on subject property, and will also include Lessor's property and casualty and liability insurance expense as it relates to all policies of insurance covering the shopping center and any portions thereof, and covering all damages, injuries and liability relating thereto, and said additional rent will also include common area maintenance.

           c. Common Area Maintenance shall include but are not limited to Lessor's costs of operating, repairing, lighting, cleaning, maintaining landscaping and plantings, painting, and advertising and promoting the shopping center and all parts and portions thereof

           d. Lessee's responsibility for its pro rata share of each of these costs and expenses hereinabove outlined will begin effective upon lease commencement and will cover the calendar year 1997 and each and every calendar year thereafter but if the leased term ends on any other date other than the last day of December of any respective year, then the Lessee's responsibility for these charges and expenses will be pro rated through the last date of Lessee's rental responsibility under this agreement in the final year of the lease. The Lessee shall pay its proportionate share in advance based on estimates made by the Lessor from time to time which estimate at the present time for the first Lease Year is $3,750.00 payable at the rate of $312.50 per month.

12.        PERCENTAGE RENT.  INTENTIONALLY OMITTED

13.        GROSS RECEIPTS DEFINED.   INTENTIONALLY OMITTED

14.        LESSEE'S RECORDS.   INTENTIONALLY OMITTED

15.        REPORTS BY LESSEE.  INTENTIONALLY OMITTED

16. UTILITIES. Lessee shall make application for, obtain, pay for, and be solely responsible for all utilities required, used or consumed in the premises. In the event that any charge for any utility supplied to the premises is not paid by Lessee to the utility supplier when due, then Lessor may, but shall not be required to, pay such charge for and on behalf of Lessee, with any such amount paid by Lessor being repaid by Lessee to Lessor, as additional rent, promptly upon demand. Additionally, if Lessor shall elect to supply any of the utility services, then Lessee shall pay to Lessor the cost of its utility consumption, along with the cost of installing separate metering devices, if necessary. Lessor agrees that the cost to Lessee for any Lessor-provided utility service shall not exceed the amount Lessee would have had to pay had it independently obtained said utility service from the local utility supplier. Lessor and Lessee hereby agree that Lessor shall not be liable for any interruptions or curtailment in utility services due to causes beyond its control or due to Lessor's alteration, repair or improvement of the premises or the shopping center.

17. MAINTENANCE BY LESSEE. Lessee shall be responsible for all maintenance and repairs necessary in the leased premises and Lessee shall keep the leased premises and appurtenances thereto in good order, condition and repair, clean, sanitary and safe, including the replacement of equipment, fixtures, and all broken glass at all times. Lessee shall not make any additions, improvements, alterations or major repairs to or on the leased premises without the written consent and approval of Lessor. Lessee will be fully responsible for all heating and air conditioning units and systems relating to or serving the leased premises. Lessee shall be responsible for keeping the areas immediately to the rear and to immediately to the front of the leased premises, specifically loading areas and/or loading dock areas and the front sidewalk areas clean and free of all trash, refuse, garbage, paper, water and ice.

18. MAINTENANCE BY LESSOR. Lessor shall keep the exterior supporting walls, the foundations, the roofs, gutters and downspouts of the leased premises in reasonable repair, provided


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that Lessee shall promptly give Lessor written notice of the necessity for such repairs and provided that the damage thereto shall not have been caused by the negligent or willful acts of Lessee, its officers, agents, employees, customers or invitees or those of its permitted assignees, sublessees, licensees or concessionaires; in which event Lessee shall be responsible. Lessor shall have no obligation to repair, maintain, alter or perform any other acts with reference to the leased premises or any part thereof or with reference to any plumbing, heating, ventilation, electrical, air conditioning or other mechanical equipment or installations therein.

19. SIGNS, AWNINGS AND CANOPIES. Lessee will not place or suffer to be placed or maintained on any door, wall or window of the premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any exterior lighting, or protruding object or any decoration, lettering or advertising matter on the glass of any window or door of the premises without first obtaining Lessor's written approval and consent. Lessee shall maintain any such sign, awning, canopy, decoration, lettering or advertising matter as may be approved in good condition and repair at all times. Lessee shall maintain the show windows and glass in a clean, neat and orderly condition and shall not maintain any interior signs or flashing lights visible from the exterior of the premises, without Lessor's written approval. See attached Exhibit "B" for sign regulations.

20. LIENS. Lessor will not create or permit to be created or to remain and will discharge any lien, encumbrance or other charge upon the premises, any part thereof or Lessee's interest therein other than an assignment permitted under Paragraph 31, provided that Lessee shall not be required to discharge any liens, encumbrances or charges placed upon the premises by the act of Lessor. Lessee shall have the right to contest, in good faith and by appropriate legal proceedings, the validity or amount of any mechanics', laborers' or materialmen's lien or claimed lien; provided, however, Lessee shall have first given Lessor such security as may be reasonably required by Lessor to insure payment thereof and to prevent any sale, foreclosure or forfeiture of the premises or the shopping center or any part thereof by reason of such nonpayment. On final determination of such lien or lien claim, Lessee shall within five (5) days thereafter pay any judgment rendered, with all proper costs and charges, and shall have such lien released or judgment satisfied at Lessee's sole expense. Upon such payment and release of satisfaction, Lessor will promptly return to Lessee such security as Lessor shall have received in connection with such contest. Lessor reserves the right to enter the premises to post and keep posted notices of nonresponsibility for any such lien. Lessee shall pay, protect and indemnify Lessor within ten (10) days after demand therefor from and against liabilities, losses, claims, damages, costs and expenses, including reasonable attorney's fees, incurred by Lessor by reason of the filing of any lien and/or the removal of the same.

21. SURRENDER OF PREMISES. At the termination of this Lease, Lessee shall surrender the premises in the same condition (subject to the removals hereinafter required) on the date Lessee opened for business, reasonable wear and tear and loss due to casualty excepted, broom clean and shall surrender all keys for the premises to Lessor. Prior to the last day of the Lease Term whether by expiration or early termination. Lessee shall remove all its trade fixtures and, to the extent required by Lessor by written notice, any other installation, alterations or improvements made by Lessee before surrendering the premises as aforesaid and shall repair any damage to the premises caused thereby. Lessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

22. LESSEE'S USE AND CARE OF PREMISES. Lessee covenants and agrees that it will at no time advertise or conduct any "going-out-of-business", removal, fire, auction, liquidation or any other distress sale at the premises. Lessee shall not permit, allow or cause any noxious, disturbing or offensive odors, fumes or gases or any smoke, dust, steam or vapors, or any loud or disturbing noise, sound or vibration to originate in or to be emitted from the premises. Lessee at all times shall keep the premises in a neat and orderly condition and shall keep the entry ways, sidewalks and delivery areas adjoining the premises clean and free from rubbish, dirt, snow and ice. Lessee shall store all trash and garbage in adequate containers maintained in a neat and clean


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condition and located as Lessor may from time to time designate, so as not to be visible to the public and not to create or permit any health or fire hazard, and to arrange, or Lessor may arrange, for regular removal thereof at Lessee's expense. All garbage and trash must be compacted in the manner and at a location in or outside the premises as reasonably required by Lessor. Lessee shall keep the premises clear and free of rodents, insects and vermin and shall keep a pest control service contract in effect during the Lease Term and, at the request of Lessor, participate and cooperate in carrying out any program of extermination that Lessor may direct and Lessee shall pay the cost thereof or, if conducted in cooperation with other lessees, the Lessee shall pay its pro rata cost on the basis of floor areas involved of the other lessees participating.

23. INSURANCE. Lessee shall maintain, at its sole expense during the term hereof, commercial general liability insurance covering the premises with an Insurer satisfactory to Lessor. This coverage shall (a) have a single limit of not less than $1,000,000.00. (b) cover Lessee's contractual liability hereunder,
(c) cover the Lessee and Lessor for any losses arising from third parties performing work on the Premises and (d) name Lessor and Lessee as Insureds thereunder. Lessee shall also keep in force fire and all risk coverage insurance, for the full replacement value of Lessee's improvements and Lessee's property including, but not limited to, inventory, trade fixtures, furnishings, and other personal property and such coverage shall also include business income coverage that will pay continuing rental expenses. Lessee will cause the issuer of such insurance policies to name Lessor as an additional insured and the policy shall be written such that the insurer waives all right of recovery by way of subrogation against Lessor in connection with any loss of damage covered by the policy. In addition, Lessee shall keep in force workman's compensation or similar insurance to the extent required by law. Lessee shall deliver said policies or certificates thereof to Lessor within ten (10) days of the earlier to occur of the following dates, the commencement of the term or Lessee entering upon the premises. Should Lessee fail to carry the insurance called for herein Lessor may proceed against Lessee for default as allowed in this Lease, or Lessor may, at its sole option, procure said insurance and pay the requisite premiums, in which event, Lessee shall pay to Lessor, as additional rent, all sums so expended following invoice. Each insurer of the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument to give Lessor thirty (30) days prior written notice before the policy or policies in question can be altered or canceled.

24. INCREASE IN FIRE INSURANCE PREMIUM. Lessee shall not keep, use, sell or offer for sale in or upon the premises any article or service which may be prohibited by the fire insurance policy maintained by Lessor. Lessee agrees to pay any increase in Lessor's premiums for fire and extended coverage insurance resulting from Lessee's use of the premises or from the type of merchandise sold by Lessee in the premises, whether or not Lessor has consented to the same. In determining whether increased premiums are the result of Lessee's use of the premises, a schedule, issued by the organization making the insurance rate on the premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the premises. In the event Lessee's occupancy causes any increase of premium for the fire and/or casualty rates on the premises, Lessee shall pay the additional premium on the fire and/or casualty insurance policies by reason thereof. The Lessee also shall pay, in such event, any additional premium on the rent insurance policy that may be carried by the Lessor for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Lessor to Lessee at such times as Lessor may elect and shall be due from, and payable by, Lessee when rendered as Additional Rent.

25. INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor and Lessor's agents and employees harmless from any and all claims, damages, liabilities or expenses arising out of (a) Lessee's use of the Premises or the shopping center, (b) any and all claims arising from any breach or default in the performance of any obligation of Lessee and/or (c) any act, omission or negligence of Lessee, its agents or employees. Lessee further releases Lessor and Lessor's agents and employees from liability for any damages sustained by Lessee or any other person claiming by, through or under Lessee due to the Premises, the shopping center, or any part


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thereof or any appurtenances thereto becoming out of repair, or due to the happening of any event including, but not limited to, any damage caused by water, snow, windstorm, tornado, gas, steam, electrical wiring, sprinkler system, plumbing, heating and air conditioning systems and from any acts or omissions of co-lessees or other occupants of the shopping center. Lessor and Lessor's agents and employees shall not be liable for any damage to or loss of Lessee's personal property, inventory, fixtures or improvements, from any cause whatsoever except the affirmative acts of proven gross negligence of Lessor, and then only to the extent not covered by insurance required to be obtained by Lessor in accordance with this Lease.

26. DAMAGE AND DESTRUCTION. (a) In the event the leased premises are damaged or destroyed by fire, explosion or other casualty to a lesser degree than 25% of the cost of replacement of the leased premises, then the premises shall be repaired by Lessor within a reasonable period of time at Lessor's expense, provided that Lessor shall not be obligated to expend for such repair an amount in excess of the insurance proceeds attributable to the premises which are recovered as a result of such damage and Lessor shall not be required to repair or replace Lessee's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. (b) In the event of damage by fire, explosion or other casualty and (i) Lessor is not required to repair as hereinabove provided, (ii) 25% or more of the replacement cost of the premises shall be damaged, (iii) the building of which the premises are a part is damaged to the extent of 25% or more of the replacement cost or (iv) the buildings (taken in the aggregate) in the shopping center shall be damaged to the extent of 25% or more of the replacement cost, then, in any of such events, Lessor may elect either to repair or rebuild the premises or the building, or to terminate this Lease upon giving notice of such election in writing to Lessee Within ninety
(90) days after the occurrence of the event causing the damage. If the casualty, repairing, or rebuilding shall render the premises untenable, in whole or in part, and the damages shall not have been due to the default or neglect of Lessee, a proportionate abatement of the Minimum Rent shall be allowed from the date when the damage occurred until the date Lessor completes its work, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenable bears to the Floor Area of the Premises.

The provisions of this paragraph with respect to repair by Lessor shall be limited to such repair as is necessary to place the premises in substantially the same condition as when possession was delivered by Lessor, reasonable wear and tear excepted. Promptly following such repair, Lessee shall, at Lessee's expense, perform any work required to place the premises in the condition as required by Lessee prior to the term of the Lease and Lessee shall restore, repair or replace its stock in trade fixtures, furniture, furnishings, floor coverings and equipment and, if Lessee has closed, Lessee shall promptly reopen for business.

27. CONDEMNATION. If the whole of the premises, or so much thereof as to render the balance unusable by Lessee, shall be taken under power of eminent domain, or otherwise transferred in lieu thereof, or if any part of the shopping center is taken and its continued operation is not, in Lessor's sole opinion, economical, this Lease shall automatically terminate as of the date possession is taken by the condemning authority. No award for any total or partial taking shall be apportioned, and Lessee hereby unconditionally assigns to Lessor any award which may be made in such taking or condemnation. In the event of a partial taking which does not result in the termination of this Lease, base rent and additional rent shall be proportionately reduced according to the part of the premises remaining usable by Lessee.

All compensation awarded or paid for any taking or acquiring under the power or threat of eminent domain, whether for the whole or a part of the premises or shopping center, shall be the property of Lessor, whether such damages shall be awarded as compensation for diminution in the value of the leasehold or to the fee of the premises or otherwise, and Lessee hereby assigns to Lessor all of the Lessee's right, title, and interest in and to any and all such compensation; provided, however, that Lessor shall not be entitled to any award specifically made to Lessee for the taking of Lessee's trade fixtures, furniture or leasehold improvements to the extent initially paid for by Lessee.


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28.        DEFAULT AND REMEDIES. In the event that Lessee (a) fails to pay all or any portion of the base rent, additional rent or any other sum due from Lessee hereunder when due; (b) fails to cease all conduct prohibited hereby immediately upon receipt of written notice from Lessor; (c) fails to take actions in accordance with the provisions of written notice from Lessor to remedy Lessee's failure to perform any of the terms, covenants and conditions hereof, (d) fails to continuously conduct business in the premises as herein required; (e) commits an act in violation of this Lease which Lessor has previously notified Lessee to cease more than once in any year; (f) becomes bankrupt, insolvent or files any debtor proceeding, takes or has taken against it any petition of bankruptcy; takes action or has action taken against it for the appointment of a receiver for all or a portion of Lessee's assets; files a petition for a corporate reorganization; makes an assignment for the benefit of creditors, or if in any other manner Lessee's interest hereunder shall pass to another by operation of law (any or all of the occurrences in this said Paragraph 28(f) shall be deemed a default on account of bankruptcy for the purposes hereof and such default on account of bankruptcy shall apply to and include any Guarantor of this Lease); (g) commits waste to the premises; or (h) is otherwise in breach of Lessee's obligations hereunder and shall not have cured same within ten (10) days following written notice from Lessor; then Lessee shall be in default hereunder and Lessor may, at its option and without notice to Lessee, terminate Lessee's right to possess of the premises and without terminating this Lease re-enter and resume possession of the premises and/or declare this Lease terminated, and may thereupon, in either event, remove all persons and property from the premises, with or without resort to process of any court, either by force or otherwise. Notwithstanding such re-entry by Lessor, Lessee hereby agrees to indemnify and hold Lessor harmless from any and all loss or damage which Lessor may incur by reason of the termination of this Lease and/or Lessee's right to possession hereunder. In no event shall Lessor's termination of this Lease and/or Lessee's right to possession of the premises abrogate Lessee's agreement to pay rent and any other charges due hereunder for the full term hereof. Following re-entry of the premises by Lessor, Lessee shall continue to pay all such rent and any other charges as same become due under the terms of this Lease together with all other expenses incurred by Lessor in regaining possession until such time, if any, as Lessor relets same and the premises are occupied by such successor, it being understood that Lessor shall have no obligations to mitigate its damages by reletting the premises. Upon reletting, sums received from such new lessee by Lessor shall be applied first to payment of costs incident to reletting; any excess shall then be applied to any indebtedness to Lessor from Lessee other than for base rent and additional rents and any excess shall then be applied to the payment of base rent and additional rent due and unpaid. The balance, if any, between all amounts to be received hereunder and sums received by Lessor on reletting, shall be paid by Lessee to Lessor in full at such times as may be specified in a notice from Lessor to Lessee. Lessee shall have no right to any proceeds of reletting that remain following application of same in the manner set forth herein. In addition to Lessor's rights and remedies as specified above, Lessor shall, in the event of Lessor's default, also have the right to accelerate the rent for the balance of the Lease Term and, upon Lessor's election, the same shall be immediately due and payable by Lessee to Lessor.

29. RIGHTS AND REMEDIES. The various rights and remedies herein granted to Lessor pursuant to this Lease shall be cumulative and in addition to any others Lessor may be entitled to by law or in equity, and the exercise of one or more rights or remedies shall not impair Lessor's right to exercise any other right or remedy. In all events, Lessor shall have the right, upon notice to Lessee, to cure any breach by Lessee at Lessee's sole cost and expense, and Lessee shall reimburse Lessor for such expense upon demand.

30. BANKRUPTCY. If Lessor shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Lessee, as a debtor in possession or any trustee for Lessee agrees promptly, within no more than fifteen (15) days following request by Lessor to the Bankruptcy Court, to assume or reject this Lease and Lessee on behalf of itself and any trustee agrees not to seek or request any extension or adjournment of any application to assume or reject this Lease by Lessor with such Court. In such event, Lessee or any trustee for Lessee may only


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assume this Lease if (a) it cures or provides adequate assurance that the trustees will promptly cure any default hereunder, (b) compensates or provides adequate assurance that the trustees will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Lessee's defaults, and (c) provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Lessee. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease as set forth hereinabove shall include without limitation, adequate assurance (1) of the source of rent reserved hereunder, (2) the assumption of this Lease will not breach any provision hereunder. In the event of a filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Lessee with any services or utilities as herein required, unless Lessee shall have paid and be current in all payments of Operating Costs, utilities or other charges therefor.

31. ASSIGNMENT AND SUBLETTING. Lessee acknowledges that Lessee's agreement to operate in the premises for the permitted use set forth herein before set out for the fully stated term hereof was a primary inducement and precondition to Lessor's agreement to lease the premises to Lessee. Accordingly, Lessee's interest in the premises shall be limited to the use and occupancy thereof in accordance with the provisions hereof and shall be nontransferable. Any attempts by Lessee to sublet, in whole or in part, the premises or to sell, assign, lien, encumber or in any manner transfer this Lease or any interest therein shall constitute a default hereunder, as shall any attempt by Lessee to assign or delegate the management or to permit the use or occupancy of the premises or any part hereof by anyone other than Lessee. Lessor and Lessee acknowledge and agree that the foregoing provisions have been freely negotiated by the parties hereto and that Lessor would not have entered into this Lease without Lessee's consent to the terms of this Section. Any attempt by Lessee to sublet all or any portion of the premises, to encumber same, or to in any manner transfer, convey, assign Lessee's interest therein, allow the use or management thereof, shall be void ab initio. Should Lessee request Lessor's consent to any assignment, subletting or other transfer, it is agreed that Lessor's consent shall be in Lessor's sole and absolute discretion and may be arbitrarily and capriciously withheld. Notwithstanding the above, Lessee may assign without Owner's prior written consent to: (1) any party controlling, controlled by or under common control with Lessee; (2) to any party which acquires rights to Lessee's operating licenses or city franchise or substantially all of the assets of Lessee; (3) to a financial institution for purposes of securing indebtedness related to Lessee's communications system, provided, however, that any interest acquired by a financial institution in Lessee's interest under this lease shall be fully subject to the subordination provisions of Paragraph 38. Nothing in this Lease shall prevent Lessee from changing its corporate name or to advertise or offer services on the premises under a trade or service name.

32. RIGHT OF ENTRY. Lessor or Lessor's agents and employees shall have the right to enter the premises at all times to examine the same, to show them to prospective purchasers or lessees of the building or shopping center, and to make such repairs, alterations, improvements or additions as Lessor may deem necessary or desirable, and any such entry shall not be deemed an eviction of Lessee. Lessor shall be allowed to take all material and upon the premises that may be required for any repairs, alterations, additions or improvements without the same constituting an eviction of Lessee in whole or in part and the rent shall in no way abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Lessee, or otherwise. During the six months prior to the expiration of the Lease Term or any renewal term, Lessor may exhibit the premises to prospective lessees or purchasers, and place upon the premises the usual notices "For Lease" or "For Sale", which notices Lessee shall permit to remain thereon without molestation.

33. TAXES. Lessee shall be responsible for, and shall nay before delinquency, all municipal, county or state taxes, levies and fees of every kind and nature including, but not limited to, general or special assessments assessed during the Lease Term against any personal property of any kind, owned by or placed in, upon or about the premises by the Lessee and taxes assessed on


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the basis of Lessee's occupancy thereof including, but not limited to, taxes measured by rents due from Lessee hereunder.

34. HAZARDOUS SUBSTANCES. The term "Hazardous Substances", as used in this Lease, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyls (PCBs), chemicals known to cause cancer or reproduction toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

           a. LESSEE'S RESTRICTIONS. Lessee shall not cause or permit to occur:

                     i. Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions on, under or about the Premises or arising from Lessee's use or occupancy of the Premises, including but not limited to, soil and ground water conditions; or

                     ii. The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substance without Lessor's prior written consent, which consent may be withdrawn, conditioned, or modified by Lessor in its sole and absolute discretion in order to insure compliance with all applicable Laws (hereinafter defined), as such Laws may be enacted or amended from time to time.

           b.        ENVIRONMENTAL CLEANUP

                     i. Lessee shall, at Lessee's own expense, comply with all laws regulating the use, generation, storage, transportation or disposal of Hazardous Substances ("Law").

                     ii. Lessee shall, at Lessee's own expense, make all submissions to provide all information required by and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

                     iii. Should any Authority or any third party demand that a cleanup plan be prepared and a cleanup be undertaken because of any deposit, spill, discharge or other release of Hazardous Substances that occurs during the term of this Lease, at or from the Premises or which arises at any time from Lessee's use or occupancy of the Premises, then Lessee shall, at Lessee's own expense, prepare and submit the required plans and all related bonds and other financial assurances and Lessee shall carry out all such cleanup plans.

                     iv. Lessee shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that is requested by Lessor. If Lessee fails to fulfill any duty imposed under this Paragraph 34(b) within thirty (30) days following its request, Lessor may proceed with such efforts and in such case, Lessee shall cooperate with Lessor in order to prepare all documents Lessor deems necessary or appropriate to determine the applicability of the Laws to the Premises and Lessee's use thereof and for compliance therewith and Lessee shall execute all documents promptly upon Lessor's request and any expenses incurred by Lessor shall be payable by Lessee as Additional Rent. No such action by Lessor and no attempt made by Lessor to mitigate damages under any Law shall constitute a waiver of any of Lessee's obligations under this Paragraph 34(b).

35. NOTICE BY LESSEE. Lessee shall give immediate telephone or telegraphic notice to Lessor in case of fire, casualty, or accidents in the premises or in the building of which the premises are a part of or defects therein and shall promptly thereafter confirm such notice in writing.


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36.        ATTORNMENT. Lessee shall attorn and be bound to any of Lessor's successors under all the terms, covenants and conditions of this Lease for the balance of the remaining term. Lessor shall have the right to sell, transfer and assign Lessor's interest in this Lease Agreement and to sell the shopping center as a whole without affecting this Lease Agreement.

37. SUBORDINATION. This Lease shall be subordinate to the lien of any mortgage, deed of trust or security deed or the lien resulting from any other method of financing or refinancing now or hereafter in force against all or any portion of the shopping center, including any buildings hereafter placed upon the land of which the premises are a part, and including any and all advances to be made under such mortgages, and all renewals, modifications, extensions, consolidations and replacements thereof: Such lien being hereinafter sometimes referred to as "mortgage" and such lien holder being sometimes referred to as a "mortgagee". The aforesaid provisions shall be self-operative and no further instrument of subordination shall be required to evidence such subordination. Lessee covenants and agrees to execute and deliver upon demand such further documents as Lessor or any mortgagee or proposed mortgagee shall desire to evidence the subordination of this Lease to any such lien.

38. ESTOPPEL CERTIFICATE. Within ten (10) days after request therefor by Lessor, Lessee shall deliver an estoppel certificate in recordable form to any proposed mortgagee or purchaser (actual or proposed), or to Lessor, certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the Lease is in full force and effect as modified, and stating the modifications), that there are no defenses or offsets thereto (or stating those claimed by Lessee), the rental commencement date and the dates to which rents have been paid.

39. SURRENDER OF PREMISES. At the expiration or earlier termination of this Lease, Lessee shall surrender the premises to Lessor broom clean and in the same condition as when tendered originally to Lessee by Lessor, reasonable wear and tear and insured casualty excepted. Lessee shall promptly repair any damage to the premises caused by the removal of any furniture, trade fixtures or other personal property placed in the premises.

40. HOLDING OVER. Should Lessee with Lessor's written consent, hold over at the end of the term, Lessee shall become a Lessee at will and any such holding over shall not constitute an extension of this Lease. During such holding over, Lessee shall pay the rent in effect as of the expiration date of the Lease Term, or as the parties otherwise agree. If Lessee holds over at the end of the term without Lessor's written consent, Lessee shall pay Lessor as liquidated damages, a sum equal to twice the then effective rent until Lessee surrenders possession in accordance with the provisions hereof. Nothing contained herein shall be interpreted to grant permission to Lessee to holdover, to continue in possession or to deprive Lessor of any rights and remedies with respect thereto.

41.        GUARANTEE.    INTENTIONALLY OMITTED

42. WAIVER. The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to nullify such term, covenant or condition or to waiver any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of a preceding breach at the time of such acceptance of rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Lessor, unless such waiver be in writing by Lessor.

43. ACCORD AND SATISFACTION. No payment by Lessee or receipt by Lessor of a lesser amount than the rent due as herein stipulated shall be deemed to be other than on account of the earliest payment due, nor shall any endorsement or statement on any check or any letter


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accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

44. NO PARTNERSHIP. Lessor does not, in any way or for any purpose, become a partner of Lessee in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Lessee, as a result of this Lease Agreement or the relationship established as a result hereof.

45. FORCE MAJEURE. In the event Lessor is delayed, hindered in or prevented from doing or performing any act or thing required hereunder by reason of strikes, lockouts, casualties, Acts of God, labor troubles, inability to procure materials, financing, failure of power, governmental laws or regulations, riots, insurrection, war or other causes beyond the reasonable control of Lessor, then Lessor shall not be in default and the Lessor shall not be liable or responsible for any such delays and the doing or performing of such act or thing shall be excused for the period of the delay and the period for the performance by Lessor of any such act shall be extended for a period equivalent to the period of such delay.

46. NOTICES. Any notice, demand, request, report or other instrument which may be or are required to be given under this Lease shall be delivered personally or sent by either United States certified mail postage prepaid or expedited mail service and shall be addressed

           a.        if to Lessor to the following:

                               ATTENTION:
                               Southern Boulevard Corporation
                               Attn: REAL ESTATE INVESTMENTS
                               P.O. Box 11000
                               Montgomery, Alabama 36191-0001

           b.        if to Lessee to the following:

                               ATTENTION:
                               Mr. Bob Madsen
                               Montgomery Cablevision & Entertainment, Inc.
                               3173 Taylor Road
                               Montgomery, AL 36116

Notices shall be effective upon delivery unless delivery is refused or cannot be made, in which event, notice shall be effective on mailing.

47. CAPTIONS AND SECTION NUMBERS. The captions, headings, section numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such section or articles of this Lease nor in any way affect this Lease.

48. TENANT/LESSEE DEFINED, USE OF PRONOUNS. The words "Tenant" and "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Tenant/Lessee herein, by the same one or more; and if there shall be more than one Tenant/Lessee, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof. The use of the neuter singular pronouns to refer to Lessor or Tenant/Lessee shall be deemed a proper reference even though Lessor or Tenant/Lessee may be an individual, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions


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of this Lease apply in the plural sense where there is more than one Lessor or
Tenant/Lessee and to either corporations, association, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

49. BROKER'S COMMISSION. Lessor in consideration of the services by leasing agent hereunder, namely ALFA Realty, Inc., agent for Lessor, does hereby agree to pay said agent for their service rendered in effectuating this lease agreement. One half to be paid when this lease is signed by both the Lessor and Lessee and the remainder when the Lessee begins paying rent.

50. PARTIAL INVALIDITY. If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

51. EXECUTION OF LEASE. The submission of this Lease for examination does not constitute a reservation of or option for the premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Lessor and Lessee. If Lessee is a corporation, Lessee shall furnish Lessor with such evidence as Lessor reasonably requires to evidence the binding effect on Lessee of the execution and delivery of this Lease.

52. RECORDING AND SHORT FORM LEASE. Lessee agrees not to record this Lease. However, Lessee and Lessor, upon request of either, agree to execute and deliver a memorandum or so-called "short form" of this Lease in recordable form for the purpose of recordation at the other's expense. Said memorandum or short form of this Lease shall describe only the parties, the premises and the Lease Term and shall incorporate this Lease by reference.

53. APPLICABLE LAW. The Laws of the State of Alabama shall govern the validity, performance and enforcement of this Lease. The parties agree that no estate in the leased premises or the shopping center in general, capable of being transferred by Lessee, has been granted to Lessee under this Lease.

54.        TIME IS OF THE ESSENCE.    Time is of the essence of this Agreement.


55. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, successors and assigns.

56. SURVIVAL OF OBLIGATIONS. The provisions of this Lease with respect to any obligation of Lessee to pay any sum owing or to perform any act after the expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

57. REPRESENTATIONS. Lessee acknowledges that neither Lessor nor Lessor's agents, employees or contractors have made any representations or promises with respect to the premises, the shopping center or this Lease except as expressly set forth herein.

58. LESSOR'S LIABILITY. In the event of any alleged default of Lessor, Lessee shall not seek to secure any claim for damages or indemnification by any attachment, levy, judgment, garnishment or other security proceedings against any property of the Lessor other than Lessor's equity in the shopping center, it being agreed and understood, however, that the maximum recovery by Lessee against Lessor shall be in an amount equal to Lessor's equity interest in the shopping center. It is understood and agreed that in no event shall Lessee have any right to levy execution against any property of Lessor other than its interest in the shopping center. Such right of execution shall be subordinate and subject to any mortgage or other encumbrance upon the shopping center.


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In the event of the sale or other transfer of Lessor's right, title, and interest in the premises or the shopping center, Lessor shall be released from all liability and obligations hereunder accruing after the date of such sale or other transfer. Lessor, as used herein, shall mean any successor in interest, corporation, individual, joint venture, tenancy in common, firm or partnership, general or limited.

59. ENTIRE AGREEMENT. This Lease, including the Exhibits attached hereto and made a part hereof, sets forth all the covenants, promises, agreements, conditions and understandings between Lessor and Lessee concerning the premises and the shopping center and there are no covenants, promises, agreements, conditions or understandings, either oral or written between them other than as set forth herein. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them. Lessor and Lessee agree that the fact either one of them may have drafted this Lease or any portion thereof shall not be used to construct such provisions against its author.

60. FIRST RIGHT OF REFUSAL. Lessor grants to Lessee the first right of refusal on any adjoining space in Units C-4 or C-5 which shall become available for rent during the term of this Lease. Any such adjoining space leased by Lessee shall be for the balance of the lease term provided herein, including any option term, if exercised. Upon such an expansion by Lessee all other terms and conditions as are herein provided shall remain unmodified and in full force and effect, except that the base rent for such added space shall be at a rental rate mutually agreed to by both Lessor and Lessee, and shall be adjusted by the Consumer Price Index for each lease year thereafter ad is provided in Paragraph 5.

IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement on the day and year first above written.

WITNESS:                            LESSOR: SOUTHERN BOULEVARD

                                    CORPORATION

/s/ Susan Wood                      BY: /s/ Kevin L. Ketzler
---------------------------            ----------------------------------------
                                    ITS: Asset Manager, Commercial Properties
                                        ---------------------------------------

WITNESS:                            LESSEE: CYBERNET HOLDING d/b/a/
                                    MONTGOMERY CABLEVISION &
                                    ENTERTAINMENT, INC.

/s/ Laura Pittman                   BY: /s/ Taylor Nipper
---------------------------            ----------------------------------------
                                    ITS: Vice President
                                        ---------------------------------------

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                                    EXHIBIT A

   [A plat and site plan of the Sturbridge Village premises appears here]










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                                   EXHIBIT "B"

                       STURBRIDGE VILLAGE SIGN REGULATIONS

A. This Sign Criteria is designed to insure continuity of signage within the Center. The requirements contained herein are intended to provide adequate exposure for the Lessee's merchandising and identification while maintaining the overall appearance critical to the success of the Center.

B. Lessee is required to purchase his own signs and pay all costs for installation and any electrical service connections (to the Lessor's master metered service) as required.

C. Lessor reserves the right to review and approve or disapprove all proposed signs and/or graphic treatments governed by these criteria per the Lessor's interpretation of these criteria, and to require revisions of any sign design which the Lessor judges not in compliance.

D. The Criteria described below shall be followed and maintained during the life of the Lease.

           1. All signs must be fabricated as described below by a sign contractor approved by the Lessor.

           2. Each Lessee shall supply three (3) copies of scaled drawings to the Lessor. The working drawings must indicate the following:


                     a.        The type and size of all lettering.

                     b. The location of the sign in relation to the store facade.

                     c.        Section through the sign to show its
                               construction.

                     d.        Colors, finishes, and types of all materials.

                     e.        Wattage, amperage, and light intensity.

                     f.        Method of installation.

           3.        One (1) sign for each Lessee is permitted on the fascia.

           4. The one (1) permitted sign is limited to the trading name of the Lessee or may be a descriptive phrase or describe work such as "Law Office" or "Dry Cleaners". No advertising copy or slogans are permitted, i.e., "Shoes For the Whole Family".

           5. Only signs that have individual interior-lighted letters will be permitted. Signs with exposed neon tubing or exposed lamps; any exposed sign illumination or illuminated sign cabinets; modules or "box" signs; signs of the flashing, rotating, moving, blinking or animated type are not permitted.

           6.        Maximum height of a single line or letter is 30";
                     maximum height of two (2) lines is 36". In no instance will the vertical measurement of logo and letters exceed 30".


           7.        Maximum length of a sign copy of 80% of leased storefront.

           8. Lessee may select any copy style, subject to approval of the Lessor/owner.

           9.        Printed signs on storefront or show windows are prohibited.

           10. Painted signs on the exterior surface of any wall of the Demises Premises are prohibited.

           11. Paper, cloth or cardboard signs, stickers, banners or flags are prohibited.


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           12.       No exposed raceways, ballast boxes or electrical
                     transformers will be permitted except as required by code. However, if signs are being placed on brick facia then raceways must be used.

           13. Sign company names or stamps will be concealed if permitted by code.

           14. Only one sign for each Lessee will be permitted unless otherwise approved by Lessor in writing.

           15. Electrical connection for signs will be the responsibility of the Lessee.

           16.       No roof mounted signs will be permitted.


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                                   EXHIBIT "C"

                     LESSOR'S BUILDOUT OR CONSTRUCTION WORK

The following construction or buildout shall be performed by Lessor, at Lessor's expense, prior to the effective date of this lease, or date of possession, whichever shall occur first.

           Construction is to be done in accordance with the plans as specifications prepared by Butner and Associates, Architects, and as are mutually agreed to by both Lessor and Lessee, as evidenced by their signatures upon said plans and specifications.

           Lessor shall expend Twenty Seven Thousand Eight Hundred Eighty Four and 00/100 Dollars ($27,884.00) to complete construction of the Premises to Lessor's standard finish. In addition Lessor shall contribute Twelve Thousand and 00/100 Dollars ($12,000.00) towards Lessee's buildout of the Premises, all other cost in excess of these amounts to be born by Lessee.

           Lessor grants to Lessee license to install two underground cables for cable television service to the Premises from points along the east right-of-way of Taylor Road of Lessee's choosing, to a point within the Premises as required by Lessee. Lessee shall bear all cost of said cable installation and shall indemnify and hold Lessor harmless for any damages incurred in said cable installation. Additionally, Lessee shall place the grounds of said Taylor Road right-of-way and any portions of the grounds of the shopping center in a similar condition to that as existed prior to said cable installation. Lessee acknowledges that Lessor's license to install and maintain said underground cable shall expire upon the termination of Lessee's tenancy within the shopping center.


Sturbridge Village Lease. 1-24-97
Montgomery Cablevision & Entertainment, Inc.

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